FORM 8-K
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d)
                     OF THE SECURITIES EXCHANGE ACT OF 1934


                          Date of Report: July 7, 1998

                         Commission File Number 1-13123



                                METALS USA, INC.
             (Exact name of Registrant as Specified in its Charter)

             DELAWARE                                 76-0533626
   (State or other jurisdiction                     (I.R.S. Employer
 of incorporation or organization)               Identification Number)

         THREE RIVERWAY, SUITE 600
              HOUSTON, TEXAS                             77056
(Address of Principal Executive Offices)                (Zip Code)

      Registrant's telephone number, including area code: (713) 965-0990
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                                METALS USA, INC.
                                    FORM 8-K

ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

    On July 2, 1998, Metals USA, Inc. (the "Company") and Philip Services Corp. ("Philip") received the necessary administrative approvals which permitted the Company and Philip to complete the Company's acquisition of Intsel Southwest Limited Partnership ("Intsel") from Philip. The acquisition had been previously announced on June 24, 1998, and was completed on July 7, 1998.

    Intsel is a leading distributor of heavy carbon steel products with approximately 185 employees. Intsel sells to a broad and diversified customer base throughout the southwestern and southeastern regions of the United States. Intsel is headquartered in Houston, Texas, with additional distribution facilities in Dallas and San Antonio, Texas; Birmingham, Alabama; Tulsa, Oklahoma; and Lafayette, Louisiana. Intsel had net sales during the year ended December 31, 1997 of approximately $138.9 million.

    In addition, the Company has acquired eleven small metal processing companies which together with Intsel have combined net sales of approximately $316.1 million for the year ended December 31, 1997. The twelve companies were acquired for a combination of cash, notes and stock. The consideration paid was determined by negotiations between appropriate representatives of the Company and the companies acquired. Total consideration for the acquisitions consisted of 2,496,248 shares of the Company's common stock, notes of approximately $3.7 million and cash of approximately $134.7 million. The cash component of the aggregate purchase price was paid with borrowings from a commercial bank.


ITEM 7.  FINANCIAL STATEMENTS, PRO FORMA FINANCIAL INFORMATION AND EXHIBITS

    (A) FINANCIAL STATEMENTS OF BUSINESSES ACQUIRED

        The Company believes that it is impractical to provide financial statements of the company acquired on the date of this filing and will, if required, file such financial statements when available but not later than 60 days after the date on which this Current Report on Form 8-K must be filed.


    (B) PRO FORMA FINANCIAL INFORMATION

        Pro forma financial information reflecting this acquisition is hereby incorporated by reference to Amendment No. 1 to the Company's Registration Statement on Form S-4 (Registration Statement No. 333-49823) filed with the Securities and Exchange Commission on July 7, 1998.


    (C)  EXHIBITS:

     10.0 Agreement and Plan of Merger dated June 24, 1998, by and among Metals USA, Inc., Philip Metals (USA) Inc., Philip Services Corp.
           and Philip Enterprises Inc.

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                                METALS USA, INC.
                                    FORM 8-K

                                   SIGNATURES

    Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized, who has signed this report on behalf of the Registrant.


                                                METALS USA, INC.

                                                By: /s/ TERRY L. FREEMAN
                                                        Terry L. Freeman
                                       Vice President, Corporate Controller
Date:  July 10, 1998                       and Chief Accounting Officer

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